UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2017

ENERGY QUEST, INC.

(Exact name of registrant as specified in charter)

Nevada	000-28305	91-1880015
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

103 Firetower Road, Leesburg, Georgia	31763
(Address of principal executive offices)	(Zip Code)

(229) 814-1051

Registrant’s telephone number

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01.	Changes In Registrant's Certifying Accountant.

On August 23, 2017, Energy Quest, Inc. (the “Company”) formerly re-engaged MaloneBailey LLP as the Company’s independent registered public accounting firm. The Company intends to work with its auditors to file all of the Company’s delinquent filings.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY QUEST, INC.

Date: August 23, 2017	By: /s/ Ronald Foster
Ronald Foster, Secretary

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